SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2013

Date of Report

(Date of Earliest Event Reported)

AMERICAN LASER HEALTHCARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware

000-54541

45-4985655

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1 Technology Drive, Suite I-807
Irvine, California 92618

(Address of Principal Executive Offices)

949-873-8899

(Registrant’s Telephone Number)

ITEM 5.

Other Events

On April 11, 2013

The Board of Directors by unanimous consent and by written consent of the shareholders to effect a reverse stock split of the Corporation’s common stock at the rate of one (1) new for ten (10) old reverse stock split of our authorized common shares, issued and outstanding shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

AMERICAN LASER HEALTCARE CORPORATION

Date: April 26, 2013

/s/ David Janisch

                 Chief Executive Officer